UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 16, 2014

PRINCIPLED EQUITY MARKET FUND
(Exact name of registrant as specified in its charter)

Massachusetts	811-08482	04-3306667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street
Wellesley, Massachusetts 02481
(Address of principal executive offices and zip code)

(239) 692-9154
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 – Regulation FD Disclosure; ITEM 8.01 – Other Events

Principled Equity Market Fund (the “Fund”) is filing herewith a press release issued on September 16, 2014, as Exhibit 99.1. The press release was issued by the Fund to announce (i) that its shares are being traded on the OTC Bulletin Board Market under the symbol PEQKL, and (ii) that as previously announced, the Fund recently provided an opportunity for its shareholders to liquidate some of their holdings through a tender offer which the Fund made for 5% of its outstanding shares.

The attached Exhibit is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

ITEM 9.01 – Financial Statements and Exhibits

(d)	Exhibits

99.1 – Press release issued on September 16, 2014 by Principled Equity Market Fund

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Principled Equity Market Fund

By:	/s/ David W.C. Putnam
President and Secretary

Dated: September 16, 2014